UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

salesforce.com, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

salesforce.com, inc.

The Landmark @ One Market

Suite 300

San Francisco, California 94105

February     , 2013

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of salesforce.com, inc. on Wednesday, March 20, 2013 at 2:00 p.m., local time, at the salesforce.com offices located at One California Street, 14th Floor, San Francisco, California 94111.

Details regarding admission to the Special Meeting and the business to be conducted are described in the accompanying Notice of Special Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone, or over the Internet. Your vote by proxy will ensure your representation at the Special Meeting regardless of whether or not you attend in person.

Thank you for your ongoing support of salesforce.com. We look forward to seeing you at our Special Meeting.

Aloha,

Marc Benioff
Chairman of the Board of Directors and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

salesforce.com, inc.

The Landmark @ One Market

Suite 300

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held Wednesday, March 20, 2013

TO THE STOCKHOLDERS OF SALESFORCE.COM, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of salesforce.com, inc., a Delaware corporation (the “Company”), will be held on Wednesday, March 20, 2013 at 2:00 p.m., local time, at the Company’s offices located at One California Street, 14th Floor, San Francisco, California 94111, for the following purpose:

1.	To approve the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to increase the authorized share capital of the Company from 405,000,000 to 1,605,000,000.

2.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on January 22, 2013 and their proxies are entitled to attend and vote at the Special Meeting and any and all adjournments, continuations or postponements thereof.

All stockholders are invited to attend the Special Meeting in person. Any stockholder attending the Special Meeting may vote in person even if such stockholder returned a proxy. You will need to bring the enclosed Admission Ticket or proof of ownership of salesforce.com stock as of the record date to enter the Special Meeting.

This Notice and the Proxy Statement are first being mailed to stockholders on or about February     , 2013.

By Order of the Board of Directors

Burke F. Norton
Executive Vice President and Chief Legal Officer and Secretary

San Francisco, California

February     , 2013

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THE PURPOSE OF RETURNING YOUR PROXY CARD. YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

salesforce.com, inc.

The Landmark @ One Market

Suite 300

San Francisco, California 94105

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The Board of Directors of salesforce.com, inc., a Delaware corporation (“salesforce.com,” the “Company,” “we,” “us,” or “our”), is soliciting this Proxy Statement and the enclosed proxy card for use at our Special Meeting of Stockholders (the “Special Meeting”), to be held on Wednesday, March 20, 2013 at 2:00 p.m., local time, and for any adjournment or postponement of the Special Meeting. Our Special Meeting will be held at the Company’s offices located at One California Street, 14th Floor, San Francisco, California 94111. You will need to bring the enclosed Admission Ticket or proof of ownership of salesforce.com stock as of the record date to enter the Special Meeting. These proxy materials are first being mailed to stockholders on or about February     , 2013.

Stockholders Entitled to Vote; Record Date

As of the close of business on January 22, 2013, the record date for determination of stockholders entitled to vote at the Special Meeting, there were outstanding 146,361,163 shares of common stock of the Company, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of common stock held by such stockholder. No shares of preferred stock of the Company were outstanding as of January 22, 2013.

All valid proxies received before the Special Meeting will be voted according to the instructions thereon. Stockholders entitled to vote at the Special Meeting may vote by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-prepaid envelope, or vote by telephone or over the Internet by following the instructions on the enclosed proxy card.

Quorum; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that a majority of all shares entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

If you hold your common stock through a broker, the broker may be prevented from voting shares held in your brokerage account (a “broker non-vote”) unless you have given the broker voting instructions. Thus, if you hold your common stock through a broker, it is critical that you cast your vote if you want it to count. If you hold your common stock through a broker and you do not instruct your broker how to vote, no votes will be cast on your behalf at the Special Meeting.

Shares that are voted “ABSTAIN” and broker non-votes are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Special Meeting.

For the proposal, an “ABSTAIN” vote is the same as voting against the proposal.

Voting; Revocability of Proxies

Voting by attending the meeting. Stockholders whose shares are registered in their own names may vote their shares in person at the Special Meeting. Stockholders whose shares are held beneficially through a brokerage firm, bank, broker-dealer, trust or other similar organization (that is, in street name) may be voted in person at the Special Meeting only if such stockholders obtain a legal proxy from the broker, bank, trustee or nominee that holds their shares giving the stockholders the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting. A stockholder planning to attend the Special Meeting must bring the enclosed Admission Ticket and proof of identity for entrance to the Special Meeting. If a stockholder attends the Special Meeting and validly submits his or her vote in person, any previous votes that were submitted by the stockholder will be superseded by the vote that such stockholder validly casts at the Special Meeting. Your attendance at the Special Meeting in and of itself will not revoke any prior votes you may have cast. For directions to attend the Special Meeting, please contact Investor Relations by telephone at (415) 536-6250.

Voting of proxies; Discretionary Voting. Stockholders may vote (1) by returning a proxy card, (2) by telephone or (3) over the Internet. If you wish to vote by mail, please complete, sign and return the proxy card in the self-addressed, postage-prepaid envelope provided. All shares entitled to vote and represented by properly executed proxy cards received prior to the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on those proxy cards. If you wish to vote by telephone or over the Internet, please follow the specific instructions set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow the stockholders to vote their shares and confirm that their voting instructions have been properly recorded. If you vote by telephone or over the Internet, you do not need to complete and mail your proxy card. If you do not provide specific voting instructions on a properly executed proxy card or over the phone or Internet, your shares will be voted as recommended by the Board of Directors of the Company, which is “FOR” the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to increase the authorized share capital of the Company from 405,000,000 to 1,605,000,000.

If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Special Meeting.

Effect of not casting your vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count with respect to the proposal. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting.

Revocability of proxy. You may revoke your proxy by (1) filing with the Secretary of the Company, at or before the taking of the vote at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, (2) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself revoke a proxy), or (3) entering a new vote by telephone or over the Internet. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent to the Company’s principal executive offices, salesforce.com, inc., The Landmark @ One Market, Suite 300, San Francisco, California 94105, Attention: Corporate Secretary.

If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to change your vote.

Expenses of Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. In addition, the Company may arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable, out-of-pocket expenses. The Company may use the services of the Company’s directors, officers and others to solicit proxies, personally or by telephone, without additional compensation. The Company has retained Morrow & Co., LLC, 470 West Ave., Stamford, CT, a proxy solicitation firm, for assistance in connection with the Special Meeting at a cost of approximately $10,000, plus reasonable out-of-pocket expenses.

Procedure for Submitting Stockholder Proposals

Pursuant to our Bylaws, stockholder proposals cannot be submitted for the Special Meeting.

The deadline for proposals of stockholders for the 2013 Annual Meeting of Stockholders of the Company to be considered for inclusion in the Company’s 2013 Proxy Statement has passed. The procedure for submitting stockholder proposals for the 2013 Annual Meeting of Stockholders of the Company can be found in the 2012 Proxy Statement (filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2012) and for the 2014 Annual Meeting of Stockholders of the Company will be included in the 2013 Proxy Statement.

In addition, the requirements for providing advance notice of stockholder business are included in their entirety in our Bylaws, which we recommend that you read in order to comply with the requirements for bringing a proposal. You may contact the Company’s Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws filed with the SEC on January 14, 2011 as Exhibit 3.1 to a Current Report on Form 8-K, available at http://www.sec.gov.

Delivery of Proxy Materials

To receive current and future proxy materials, such as annual reports, proxy statements and proxy cards, in either paper or electronic form, please contact Investor Relations at (415) 536-6250, investor@salesforce.com, or www.salesforce.com/investor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders, unless the Company has received contrary instructions from one or more of the stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy. If your proxy statement is being householded and you would like to receive separate copies, or if you are receiving multiple copies and would like to receive a single copy, please contact Investor Relations at (415) 536-6250, investor@salesforce.com, www.salesforce.com/investor or write to salesforce.com, inc., The Landmark @ One Market, Suite 300, San Francisco, California 94105, Attention: Investor Relations.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 20, 2013

The Notice and Proxy Statement are available at www.edocumentview.com/CRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 15, 2013 by: (i) all those known by us to be beneficial owners of more than five percent of the outstanding shares of our common stock; (ii) each of our directors and director nominees; (iii) each executive officer named in the Summary Compensation Table of the Company’s proxy statement as filed with the SEC on May 8, 2012; and (iv) all current directors and executive officers as a group. This table is based on information provided to us or filed with the SEC by our directors, executive officers and principal stockholders. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons has sole voting and investment power with respect to the shares shown as beneficially owned.

Except as set forth below, the address of each stockholder listed in the following table is salesforce.com, inc., The Landmark @ One Market, Suite 300, San Francisco, California 94105. Applicable percentage ownership in the following table is based on 146,362,608 shares of common stock outstanding as of January 15, 2013:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Five Percent Stockholders
FMR LLC (1)	20,200,367	13.8%
82 Devonshire Street, Boston, Massachusetts 02109

Prudential Financial, Inc. (2)	8,455,101	5.8%
751 Bond Street, Newark, New Jersey 07102

Jennison Associates LLC (3)	8,274,379	5.7%
466 Lexington Avenue, New York, New York 10017

BlackRock, Inc. (4)	7,833,750	5.4%
40 East 52nd Street, New York, New York 10022

Directors and Named Executive Officers
Marc Benioff (5)	10,537,500	7.2%
Craig Conway	5,964	*
Parker Harris (6)	649,692	*
Alan Hassenfeld	25,800	*
George Hu (7)	91,301	*
Burke Norton (8)	23,179	*
Craig Ramsey (9)	515,638	*
Sanford R. Robertson (10)	40,000	*
Stratton Sclavos	3,200	*
Graham Smith (11)	75,615	*
Larry Tomlinson	7,300	*
Frank van Veenendaal (12)	208,588	*
Maynard Webb (13)	16,300	*
Shirley Young	18,800	*
All current directors and executive officers as a group (16 persons) (14)	12,365,304	8.4%

*	Less than 1%.
(1)

Based solely upon a Schedule 13G/A filed with the SEC on February 14, 2012 by FMR LLC, on behalf of itself, Fidelity Management & Research Company (a wholly-owned subsidiary of FMR LLC), Fidelity Growth Company Fund (one of the investment companies to which Fidelity Management & Research Company acts as investment advisor), and Pyramis Global Advisors Trust Company (an indirect wholly-owned subsidiary of FMR LLC). According to the Schedule 13G/A, of 20,200,367 shares, as of December 31, 2011, 20,129,822 shares were held by Fidelity Management & Research Company (of which, 9,785,594 shares were held by Fidelity Growth Company Fund), 43,763 shares were held by Fidelity Management Trust Company, 453 shares were held by Strategic Advisers, Inc., 9,929 shares were held by Pyramis Global Advisors Trust Company, and

16,400 shares were held by FIL Limited. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management & Research Company, Pyramis Global Advisors Trust Company, each has sole power to dispose of the 20,129,822 shares owned by Fidelity Management & Research Company and the 9,929 shares owned by Pyramis Global Advisors Trust Company, respectively.
(2)	Based solely upon a Schedule 13G/A filed with the SEC on February 14, 2012 by Prudential Financial, Inc., reporting beneficial ownership as of December 31, 2011.
(3)	Based solely upon a Schedule 13G filed with the SEC on February 14, 2012 by Jennison Associates LLC, reporting beneficial ownership as of December 31, 2011.
(4)	Based solely upon a Schedule 13G/A filed with the SEC on February 8, 2012 by BlackRock Inc., reporting beneficial ownership as of December 31, 2011.
(5)	Includes 325,000 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013. All other shares are held in the Marc R. Benioff Revocable Trust.
(6)	Includes 186,184 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013. Also includes 448,876 shares held in trusts.
(7)	Includes 87,559 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013.
(8)	Includes 16,874 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013.
(9)	Includes 167,692 shares held by a former spouse.
(10)	Includes 40,000 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013.
(11)	Includes 55,851 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013.
(12)	Includes 202,455 shares issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013. Also includes 3,000 shares held in trusts.
(13)	All shares held in a trust.
(14)	Includes 1,036,362 issuable upon the exercise of equity awards that are vested and exercisable within 60 days of January 15, 2013.

PROPOSAL 1

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY FROM 405,000,000 TO 1,605,000,000

General

At our Special Meeting, holders of our common stock, $0.001 par value per share, are being asked to approve the proposal that Article Fourth of our Amended and Restated Certificate of Incorporation be amended to increase the authorized share capital of the Company from 405,000,000 to 1,605,000,000 (the “Amendment”). On December 13, 2012, the Board of Directors of the Company (the “Board”) adopted resolutions approving the Amendment and directed that the Amendment be submitted to a vote of the stockholders at the Special Meeting. If the stockholders approve the proposal, subject to the discretion of the Board, the Company will file the Amendment with the Secretary of State of the State of Delaware as soon as practicable. Upon the filing of the Amendment with the Secretary of State of the State of Delaware, the following paragraph will be incorporated into the existing provision of Article Fourth of our current Amended and Restated Certificate of Incorporation:

“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Billion Six Hundred Five Million (1,605,000,000) shares consisting of:

1. One Billion Six Hundred Million (1,600,000,000) shares of common stock, par value of one-tenth of one cent ($.001) per share (the ‘Common Stock’).

2. Five Million (5,000,000) shares of preferred stock, par value of one-tenth of one cent ($.001) per share (the ‘Preferred Stock’).”

The current Amended and Restated Certificate of Incorporation authorizes the issuance of up to 405,000,000 shares of stock, of which 400,000,000 shares are designated as Common Stock and 5,000,000 shares are designated as preferred stock. No shares of preferred stock are issued and outstanding. The proposed Amendment will not, if adopted, result in an increase in the number of authorized shares of preferred stock.

Purpose

On December 13, 2012, the Board approved pursuing a forward stock split through a stock dividend contingent upon the approval of the Amendment whereby each share of common stock effectively would be split into four shares of common stock (the “Stock Split”). Conditioned on receiving stockholder approval of the Amendment, the Company plans to issue a dividend of three shares of common stock for every one share of common stock issued and outstanding. This Stock Split will significantly increase the number of shares of common stock outstanding and common stock reserved for issuance, thus necessitating an increase in the number of authorized shares of the Company.

Furthermore, the Board has approved the Amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, acquisitions, establishing strategic partnerships, equity financings, providing equity incentives to employees, and payments of stock dividends, additional stock splits and other recapitalizations. From time to time the Company considers these types of transactions as market conditions or other opportunities arise. Except for the Stock Split and the Company’s equity incentive plans for employees and any equity issuances that may be contemplated in connection with immaterial acquisitions, the Company has no present arrangement, agreement, understanding or plan for the issuance of any additional shares of common stock proposed to be authorized by the Amendment. See “—Effects of the Stock Split” below for shares of common stock that are authorized and currently reserved for issuance prior to and after giving effect to the Amendment and the Stock Split.

Stock Split

The trading price of our common stock has risen significantly over the past several years. The Board regularly evaluates the effect of the trading price of our common stock on the liquidity and marketability of our common stock and believes the considerable price appreciation has made our common stock less affordable and, therefore, attractive to fewer investors. The Board believes that this considerable price appreciation, and the associated reduction in number of shares of stock covered by equity awards we issue to newly hired and existing employees, has reduced the perceived attractiveness of our employee equity awards. The closing market price of our common stock on January 24, 2013 was $172.29 as reported on the New York Stock Exchange (the “NYSE”). The Board believes that effecting the Stock Split would make our shares more affordable and attractive to a broader group of potential investors, increase liquidity in the trading of our common stock and increase the attractiveness of our employee equity awards. The Board believes it is in our best interests to increase the number of authorized shares of common stock to accommodate the Stock Split.

If the Amendment is approved by the stockholders, the Stock Split would become effective at a time to be designated by the Board. While the Board currently intends to effectuate the Stock Split shortly after the approval of the Amendment, the Board’s decision as to whether and when to effect the Stock Split will be based on a number of factors, including market conditions and existing and expected trading prices for our common stock on the NYSE. Even if the stockholders approve the Amendment, the Company reserves the right not to effect the Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders to effect the Stock Split.

Effects of the Stock Split

Following the effective date of the Stock Split, each stockholder will own four times the number shares of our common stock such stockholder held prior to the effective date. However, the Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership of our common stock. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the Stock Split. The number of stockholders of record will also not be affected by the Stock Split.

Assuming the proposed Amendment is adopted and the Company effects the Stock Split, based on the common shares outstanding as of January 15, 2013, the following number of shares of common stock would be authorized, outstanding, reserved and available for future issuance after the Stock Split:

	Shares of Common Stock as of January 15, 2013
	Pre-Stock Split	Post-Stock Split
Common stock authorized	400,000,000	1,600,000,000

Common stock outstanding	146,362,608	585,450,432
Options outstanding	7,553,517	30,214,068
Restricted stock awards and units outstanding	6,672,281	26,689,124
Stock available for future grant:
2004 Equity Incentive Plan	2,084,940	8,339,760
2006 Inducement Equity Incentive Plan	271,247	1,084,988
2004 Employee Stock Purchase Plan	1,261,708	5,046,832
2004 Outside Directors Stock Plan	548,600	2,194,400
Stock reserved for issuance upon conversion or exercise:
0.75% Convertible senior notes	6,734,664	26,938,656
Warrants	6,735,953	26,943,812

Total common stock reserved and available for issuance	178,225,518	712,902,072

Effect on the Equity Plans and Outstanding Equity Awards. The Stock Split will proportionately increase the number of shares of common stock available for issuance under the Company’s equity plans. Under the terms of our outstanding equity awards, the Stock Split will cause a proportionate increase in the number of shares of common stock issuable upon exercise or vesting of such awards and will cause a proportionate decrease in the exercise price of such awards.

Effect on Outstanding Convertible Notes. In January 2010, we issued $575.0 million aggregate principal amount of our 0.75% convertible senior notes due January 2015 (the “Notes”). The Notes have an initial conversion rate of 11.7147 shares of our common stock per $1,000 principal amount of convertible notes. Under the terms of the Notes, following the effective date of the Stock Split (assuming no other adjustments to the conversion rate occurs), the Notes will have an adjusted conversion rate of 46.8588 shares of our common stock per $1,000 principal amount of convertible notes. In addition, the note hedges and warrants that we issued at the time of the Notes would be adjusted appropriately for the Stock Split.

Regulatory Effects. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Stock Split will not affect the registration of our common stock under the Exchange Act or our obligation to publicly file financial and other information with the SEC. If the Stock Split is implemented, our common stock will continue to trade on the NYSE under the symbol “CRM”.

Accounting Consequences of Stock Split

The par value per share of our common stock will remain unchanged at $0.001 per share after the Stock Split. As a result, on the effective date of the Stock Split, the stated capital on our consolidated balance sheet attributable to common stock will be increased proportionately and the additional paid-in-capital account will be decreased by the amount by which the stated capital is increased. Per share net income or loss will be decreased for current and prior periods because there will be additional shares of our common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Stock Split.

Reservation of Right to Abandon Stock Split

We reserve the right to not file the Amendment and to abandon the Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Amendment, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the proposed Amendment if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Potential Adverse Effects of the Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment and the proposed Stock Split.

Vote Required and Board of Directors’ Recommendation

Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the Special Meeting.

The Board of Directors Recommends a Vote “For” Proposal 1.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Burke F. Norton
Executive Vice President, Chief Legal Officer and Secretary

February     , 2013

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal — The Board recommends a vote FOR Proposal 1.

For	Against	Abstain	+

1.  Approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to increase the authorized share capital of the Company from 405,000,000 to 1,605,000,000.

☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please mark the proxy, sign exactly as your name appears herein, and return it promptly in the enclosed, addressed envelope. When shares are held by joint tenants, both parties should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized person. If a partnership, please sign in full partnership name by an authorized person

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 20, 2013

The Notice and Proxy Statement are available at

www.envisionreports.com/CRM.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — salesforce.com, inc.

Proxy for Special Meeting of Stockholders Solicited by the Board of Directors

The undersigned hereby appoints Marc Benioff, Graham Smith and Burke Norton, or any of them, with full power of substitution, to represent the undersigned and to vote all the shares of common stock of salesforce.com, inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, March 20, 2013, at 2:00 p.m., local time, at the Company’s offices located at One California Street, 14th Floor, San Francisco, California 94111 and at any adjournments or postponements thereof, on all matters properly coming before the Special Meeting, including but not limited to the matter set forth on the reverse side. For directions to attend the Special Meeting, please contact Investor Relations by telephone at (415) 536-6250.

This Proxy when properly signed will be voted in the manner directed on this Proxy by the undersigned. If no direction is made, this Proxy will be voted “FOR” Proposal 1.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and Proxy Statement.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED IN THE PROXY.

(Continued and to be dated and signed on the reverse side.)